Violin Memory Announces Second Quarter Fiscal Year 2017 Financial Results

SANTA CLARA, CA -- (Marketwired - September 08, 2016) - Violin Memory®, Inc., (NYSE: VMEM), a global pioneer of award-winning all flash storage platform solutions for primary storage and active workloads, today announced financial results for the second fiscal quarter ended July 31, 2016.

Second Quarter Fiscal 2017 Financial Highlights

--  Second quarter fiscal 2017 revenue of $7.5 million
--  Second quarter fiscal 2017 GAAP1 gross margin of 3%
--  Second quarter fiscal 2017 non-GAAP2 gross margin of 44%
--  Second quarter fiscal 2017 GAAP net loss of $0.82 per share
--  Second quarter fiscal 2017 non-GAAP net loss of $0.59 per share

"Violin is proactively taking the actions necessary to return the company to growth by leveraging innovation and technology to meet customer needs, while achieving the lowest cost structure in the industry," said Kevin DeNuccio, President and CEO Violin Memory. "These actions, coupled with expanding Flash Storage Platform Customer engagements, will support the company's effort to attract additional capital to fuel growth through profitability."

Second Quarter Fiscal 2017 Financial Results

Second quarter fiscal 2017 revenue was $7.5 million, 23% lower sequentially compared to $9.7 million reported in the first quarter of fiscal 2017, and 51% lower compared to $15.3 million reported in the second quarter of fiscal 2016.

Second quarter fiscal 2017 GAAP gross margin was 3% compared to 40% reported in the first quarter of fiscal 2017 and compared to 43% reported in the second quarter of fiscal year 2016.

Second quarter fiscal 2017 non-GAAP gross margin was 44% compared to 42% reported in the first quarter of fiscal 2017 and compared to 47% reported in the second quarter of fiscal year 2016.

Second quarter fiscal 2017 GAAP net loss was $20.6 million, or $0.82 per share, compared to first quarter of fiscal 2017 GAAP net loss of $22.2million, or $0.89 per share and compared to second quarter fiscal 2016 GAAP net loss of $24.4 million, or $1.01 per share. All share and per share numbers reflect the Company's 1-for-4 reverse split that occurred on July 6, 2016.

Second quarter fiscal 2017 GAAP net loss included stock-based compensation expense of $3.1 million and an excess and obsolete inventory provision of $2.9 million partially offset by recovery against restructuring charges of $0.3 million.

Excluding special items, second quarter fiscal 2017 non-GAAP net loss was $14.8 million, or $0.59 per share, compared to first quarter fiscal 2017 non-GAAP net loss of $16.4 million, or $0.66 per share, and compared to second quarter fiscal 2016 non-GAAP net loss of $18.4 million, or $0.76 per share.

Cash and cash equivalents, restricted cash and short-term investments totaled $36.4 million as of July 31, 2016.

1 Generally Accepted Accounting Principles.

2 A reconciliation of GAAP to non-GAAP financial measures is provided in the financial statement tables included in this press release. An explanation of these measures is also included under the heading "Non-GAAP Financial Measures."

Violin Memory Conference Call Information

Violin Memory will host a conference call today at 2:00 p.m. pacific time to discuss financial results and business highlights. This call will be webcast and can be accessed via the Violin Memory website at investor.violin-memory.com. A replay will be available following the call on the same website for one week at the following numbers: (855) 859-2056 (domestic) or (404) 537-3406 (international) using ID #68499428.

Non-GAAP Financial Measures

To supplement the reader's overall understanding of both its reported results presented in accordance with U.S. generally accepted accounting principles ("GAAP") and its outlook, the Company also presents non-GAAP measures of gross profit, operating expenses, net loss and net loss per share. The Company uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors as a supplement to GAAP measures in evaluating its ongoing operational performance and trends. As the calculation of non-GAAP financial measures differs between companies, the non-GAAP financial measures used by the Company may not be comparable to similarly titled measures used by other companies. As a result, the Company does not use, nor does it intend to use, the non-GAAP financial measures when assessing the Company's performance against that of other companies.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

The Company defines non-GAAP gross profit, operating expenses, net loss and net loss per share as the respective GAAP balances adjusted for stock-based compensation expense, provision for excess and obsolete inventory, restructuring charges or recovery and amortization of acquired intangibles.

Forward Looking Statements

This public announcement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the following: Violin Memory's ability to return to growth; Violin Memory's ability to maintain its low cost structure; Violin Memory's ability to expand customer engagements; Violin Memory's ability to attract additional capital and achieve profitability; financial and other benefits that customers and others may realize as the result of using Violin Memory's products and services; the performance and capabilities of Violin Memory's products and services; and Violin Memory's business plans and strategy. There are a significant number of risks and uncertainties that could affect Violin Memory's business performance and financial results, including those set forth under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," in Violin Memory's Quarterly Report on Form 10-Q for the first quarter of fiscal year 2017, which was filed with the U.S. Securities and Exchange Commission, and which is available on the Violin Memory's investor relations website at investor.violin-memory.com and on the SEC's website at www.sec.gov. All forward-looking statements in this public announcement are based on information available to Violin Memory as of the date hereof, and Violin Memory does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

About Violin Memory, Inc.

Be Instrumental. Violin Memory, the industry pioneer in All Flash Arrays, is revolutionizing how businesses operate by enabling IT to Be Instrumental in organizations in such ways as unlocking the power of data and creating economic advantage. The consistent high-throughput and predictable low latency showcased by the Flash Storage Platform™ is combined with Concerto™ OS 7, a fully integrated storage operating system that enables complete data protection, business continuity, and data reduction services. Violin Memory's innovative single storage platform solution delivers transformative performance for cloud, enterprise, virtualized business and mission-critical storage applications. The Violin Flash Storage Platform is designed to consolidate high performance and primary storage workloads onto a flexible, uniquely scalable solution called Scale Smart™, while achieving substantive CAPEX and OPEX savings. Founded in 2005, Violin Memory is headquartered in Santa Clara, California. For more information, visit www.violin-memory.com. Follow us on Twitter at twitter.com/violinmemory.

All Violin Memory news releases (financial, acquisitions, manufacturing, products, technology, etc.) are issued exclusively by Marketwired and are immediately thereafter posted on the company's external website. For more information about Violin Memory, including Violin Memory's trademarks, visit www.violin-memory.com.

                            VIOLIN MEMORY, INC.
              Condensed Consolidated Statements of Operations
              (Unaudited; in thousands, except per share data)

                                Three Months Ended        Six Months Ended
                           ----------------------------  ------------------
                                       April
                           July 31,     30,    July 31,  July 31,  July 31,
                             2016      2016      2015      2016      2015
                           --------  --------  --------  --------  --------

Revenue:
  Product revenue          $  2,063  $  4,157  $  9,847  $  6,220  $ 16,670
  Service revenue             5,440     5,556     5,456    10,996    10,734
                           --------  --------  --------  --------  --------
    Total revenue             7,503     9,713    15,303    17,216    27,404
                           --------  --------  --------  --------  --------
Cost of revenue:
  Cost of product revenue
   (1)                        4,764     3,122     5,872     7,886    10,102
  Cost of service revenue
   (1)                        2,533     2,714     2,831     5,247     5,552
                           --------  --------  --------  --------  --------
    Total cost of revenue     7,297     5,836     8,703    13,133    15,654
                           --------  --------  --------  --------  --------
    Gross profit                206     3,877     6,600     4,083    11,750
                           --------  --------  --------  --------  --------
Operating expenses:
  Sales and marketing (1)     7,516     9,032    13,655    16,548    27,095
  Research and development
   (1)                        8,637    10,194    10,580    18,831    22,106
  General and
   administrative (1)         3,236     3,412     4,708     6,648     9,859
  Restructuring charges
   (recovery)                  (265)    1,735         -     1,470         -
                           --------  --------  --------  --------  --------
    Total operating
     expenses                19,124    24,373    28,943    43,497    59,060
                           --------  --------  --------  --------  --------
    Loss from operations    (18,918)  (20,496)  (22,343)  (39,414)  (47,310)
Other expense, net             (114)     (194)     (303)     (308)      (47)
Interest and other
 financing expense           (1,514)   (1,459)   (1,694)   (2,973)   (3,444)
                           --------  --------  --------  --------  --------
  Loss before income taxes  (20,546)  (22,149)  (24,340)  (42,695)  (50,801)
Income taxes                     30        10        42        40        83
                           --------  --------  --------  --------  --------
  Net loss                 $(20,576) $(22,159) $(24,382) $(42,735) $(50,884)
                           ========  ========  ========  ========  ========
Net loss per share of
 common stock, basic and
 diluted                   $  (0.82) $  (0.89) $  (1.01) $  (1.71) $  (2.12)
                           ========  ========  ========  ========  ========
Shares used in computing
 net loss per share of
 common stock, basic and
 diluted                     25,061    24,773    24,147    24,919    24,011
                           ========  ========  ========  ========  ========
(1) Includes stock-based
 compensation expense as
 follows:
  Cost of product revenue  $     28  $      6  $    270  $     34  $    521
  Cost of service revenue       153       201       334       354       669
  Sales and marketing           661       649     1,475     1,310     2,280
  Research and development    1,181     2,160     1,977     3,341     3,955
  General and
   administrative             1,091     1,039     1,902     2,130     3,794
                           --------  --------  --------  --------  --------
                           $  3,114  $  4,055  $  5,958  $  7,169  $ 11,219
                           --------  --------  --------  --------  --------

                            VIOLIN MEMORY, INC.
                   Condensed Consolidated Balance Sheets
                         (Unaudited; in thousands)

                                                     July 31,   January 31,
                                                       2016         2016
                                                   -----------  -----------
                      Assets
Current assets:
  Cash and cash equivalents                        $    19,137  $    23,921
  Restricted cash                                        5,000       10,000
  Short-term investments                                12,290       42,058
  Accounts receivable, net                               2,567        5,308
  Inventory                                              9,794       12,001
  Other current assets                                   1,417        4,170
                                                   -----------  -----------
    Total current assets                                50,205       97,458
Property and equipment, net                              8,545        9,322
Other assets                                             5,460        6,067
                                                   -----------  -----------
                                                   $    64,210  $   112,847
                                                   ===========  ===========

    Liabilities and Stockholders' Deficit
Current liabilities:
  Short-term borrowings                            $     7,073  $    13,398
  Accounts payable                                       2,162        3,747
  Accrued liabilities                                   11,239       13,570
  Deferred revenue                                      11,118       13,006
                                                   -----------  -----------
    Total current liabilities                           31,592       43,721
Convertible senior notes                               118,089      117,464
Deferred revenue, noncurrent                             4,771        6,239
Long-term liabilities                                        -          275
                                                   -----------  -----------
    Total liabilities                                  154,452      167,699
                                                   -----------  -----------

Stockholders' deficit:
  Preferred stock                                            -            -
  Common stock                                               3           10
  Additional paid-in capital                           512,533      505,274
  Accumulated other comprehensive income                   549          456
  Accumulated deficit                                 (603,327)    (560,592)
                                                   -----------  -----------
    Total stockholders' deficit                        (90,242)     (54,852)
                                                   -----------  -----------
                                                   $    64,210  $   112,847
                                                   ===========  ===========

                            VIOLIN MEMORY, INC.
              Condensed Consolidated Statements of Cash Flows
                         (Unaudited; in thousands)

                                                       Six Months Ended
                                                   ------------------------
                                                     July 31,     July 31,
                                                       2016         2015
                                                   -----------  -----------

Cash flows from operating activities:
Net loss                                           $   (42,735) $   (50,884)
Adjustments to reconcile net loss to net cash used
 in operating activities:
  Depreciation and amortization                          4,055        4,697
  Accretion of debt issuance costs to interest
   expense                                                 696          878
  Loss on disposal of property and equipment                99            -
  Provision for excess and obsolete inventory            2,940            -
  Stock-based compensation                               7,165       11,219
  Changes in operating assets and liabilities,
   net:
    Accounts receivable                                  2,741        9,338
    Inventory                                           (2,611)      (2,496)
    Other assets                                         2,743        2,058
    Accounts payable                                    (1,297)      (5,597)
    Accrued liabilities                                 (2,605)      (3,915)
    Deferred revenue                                    (3,356)      (3,112)
                                                   -----------  -----------
      Net cash used in operating activities            (32,165)     (37,814)
                                                   -----------  -----------

Cash flows from investing activities:
  Purchase of property and equipment                    (1,242)      (3,149)
  Decrease in restricted cash                            5,000       (7,700)
  Purchase of short-term investments                         -      (41,139)
  Maturity of short-term investments                    29,780       34,915
                                                   -----------  -----------
      Net cash provided by (used in) investing
       activities                                       33,538      (17,073)
                                                   -----------  -----------

Cash flows from financing activities:
  Proceeds from line of credit                          12,847       17,723
  Repayment of line of credit                          (19,172)     (14,000)
  Proceeds from exercise of common stock options            87          955
                                                   -----------  -----------
      Net cash used in financing activities             (6,238)       4,678
                                                   -----------  -----------
    Effect of exchange rates on cash and cash
     equivalents                                            81          228
                                                   -----------  -----------
      Net increase in cash and cash equivalents         (4,784)     (49,981)
Cash and cash equivalents at beginning of year          23,921       93,432
                                                   -----------  -----------
Cash and cash equivalents at end of period         $    19,137  $    43,451
                                                   ===========  ===========

                  VIOLIN MEMORY, INC.
      Reconciliation of GAAP to Non-GAAP Measures
    (Unaudited; in thousands, except per share data)

                                Three Months Ended        Six Months Ended
                           ----------------------------  ------------------
                                       April
                           July 31,     31,    July 31,  July 31,  July 31,
                             2016      2016      2015      2016      2015
                           --------  --------  --------  --------  --------

Gross profit (GAAP)        $    206  $  3,877  $  6,600  $  4,083  $ 11,750
  Stock-based compensation      181       207       604       388     1,190
  Provision for excess and
   obsolete inventory         2,940         -         -     2,940         -
  Amortization of acquired
   intangibles                    -         -        14         -        28
                           --------  --------  --------  --------  --------
Gross profit (Non-GAAP)    $  3,327  $  4,084  $  7,218  $  7,411  $ 12,968
                           ========  ========  ========  ========  ========

Operating expenses (GAAP)  $ 19,124  $ 24,373  $ 28,943    43,497  $ 59,060
  Stock-based compensation   (2,933)   (3,848)   (5,354)   (6,781)  (10,029)
  Restructuring charges
   (recovery)                   265    (1,735)        -    (1,470)        -
                           --------  --------  --------  --------  --------
Operating expenses (Non-
 GAAP)                     $ 16,456  $ 18,790  $ 23,589  $ 35,246  $ 49,031
                           ========  ========  ========  ========  ========

Net loss (GAAP)            $(20,576) $(22,159) $(24,382) $(42,735) $(50,884)
  Stock-based compensation    3,114     4,055     5,958     7,169    11,219
  Provision for excess and
   obsolete inventory         2,940         -         -     2,940         -
  Restructuring charges
   (recovery)                  (265)    1,735         -     1,470
  Amortization of acquired
   intangibles                    -         -        14         -        28
                           --------  --------  --------  --------  --------
Net loss (Non-GAAP)        $(14,787) $(16,369) $(18,410) $(31,156) $(39,638)
                           ========  ========  ========  ========  ========

Net loss per common share,
 basic and diluted (GAAP)  $  (0.82) $  (0.89) $  (1.01) $  (1.72) $  (2.12)
  Stock-based compensation     0.12      0.16      0.25      0.28      0.47
  Provision for excess and
   obsolete inventory          0.12         -         -      0.12         -
  Restructuring charges
   (recovery)                 (0.01)     0.07         -      0.06         -
  Amortization of acquired
   intangibles                    -         -      0.00         -      0.00
                           --------  --------  --------  --------  --------
Net loss per common share,
 basic and diluted (Non-
 GAAP)                     $  (0.59) $  (0.66) $  (0.76) $  (1.25) $  (1.65)
                           ========  ========  ========  ========  ========

Investor Relations Contact:
Olga Dorovskikh
Violin Memory, Inc.
650-396-1525
ir@vmem.com

Media Contact:
Tanya Tran
Violin Memory, Inc.
650-396-1489
ttran@vmem.com